OMNIBUS AMENDMENT

This OMNIBUS AMENDMENT (this “Amendment”) dated May      , 2008 by and among PACIFIC BIOMETRICS, INC., a Delaware corporation (the “Company”) and LV ADMINISTRATIVE SERVICES, INC., as administrative and collateral agent (the “Agent”) for each of LAURUS MASTER FUND, LTD., a Cayman Islands company (“Laurus”), VALENS OFFSHORE SPV I, LTD., a Cayman Islands company (“Valens Offshore”), Valens U.S. SPV I, LLC, a Delaware limited liability company (“Valens US”) and PSource Structured Debt Limited, a Guernsey company (“PSource” and together with Laurus, Valens Offshore and Valens US, collectively, the “Holders” and each, a “Holder”) amends (i) that certain Secured Convertible Term Note, dated as of May 28, 2004, issued by the Company to Laurus and subsequently assigned in full to Valens Offshore, Valens US and PSource (as amended, restated, modified and/or supplemented from time to time, the “2004 Note”) and (ii) that certain Secured Convertible Term Note, dated as of January 31, 2005, issued by the Company to Laurus and subsequently assigned in part to Valens Offshore, Valens US and PSource (as amended, restated, modified and/or supplemented from time to time, the “2005 Note” and together with the 2004 Note, the “Notes”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Notes, as applicable.

WHEREAS, the Company and the Holders have agreed to make certain changes to the Notes as set forth herein;

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Each of Valens Offshore, Valens US, PSource and the Company hereby agree that the date “May 28, 2008” set forth in the first paragraph of the 2004 Note shall be deleted in its entirety and the date “July 31, 2008” shall be inserted in lieu thereof.

2. Each of Valens Offshore, Valens US, PSource and the Company hereby agree that the first sentence of Section 1.2 of the 2004 Note shall be amended by deleting it in its entirety and inserting the following new sentence in lieu thereof:

“1.2 Minimum Monthly Principal Payments. Amortizing payments of the aggregate principal amount outstanding under this Note at any time (the “Principal Amount”) shall begin on June 1, 2008 and shall recur on the first business day of each succeeding month thereafter until the Maturity Date (each an “Amortization Date”).”

3. Each of Valens Offshore, Valens US, PSource and the Company hereby agree that Section 2.3 of the 2004 Note is hereby amended by deleting Section 2.3 in its entirety.

4. Each of Laurus, Valens Offshore, Valens US, PSource and the Company hereby agree that the text “one hundred thirty percent (130%)” set forth in Section 2.3 of the 2005 Note shall be deleted in its entirety and the text “one hundred seven and one half percent (107.5%) shall be inserted in lieu thereof.

5. In consideration of the amendment contemplated in Section 1 above, the Company hereby agrees that, on or prior to July 31, 2008, the Company shall make a payment to Agent in cash or other immediately available funds in full of one hundred seven and one half percent (107.5%) of the then total outstanding Principal Amount of the 2004 Note together with accrued and unpaid interest, and any and all other sums due, accrued or payable under the 2004 Note outstanding on the date of such payment (the “Payment Amount”). Upon receipt by Agent, the Payment Amount may be applied pro rata to (i) Valens Offshore (the “Valens Offshore Payment”), (ii) Valens US (the “Valens US Payment”) and (ii) PSource (the “PSource Payment”) relative to the amount of debt each of the applicable Holders hold as of the date of receipt by Agent of the Payment Amount.

6. Valens Offshore and the Company hereby agree that the fair market value of the Valens Offshore Payment (as reasonably determined by the parties) is hereby designated for tax purposes as interest. PSource and the Company hereby agree that the fair market value of the PSource Payment (as reasonably determined by the parties) received by PSource in consideration of the amendments herein made by PSource hereunder shall be treated for U.S. federal income tax purposes as a payment of additional interest. Valens Offshore, PSource and the Company further agree to file all applicable tax returns in accordance with such characterizations set forth above, treating each obligation to each Holder as a separate obligation, and shall not take a position on any tax return or in any judicial or administrative proceeding that is inconsistent with such characterization. Notwithstanding the foregoing, nothing contained in this paragraph shall or shall be deemed to modify or impair in any manner whatsoever the Company’s obligations from time to time owing to the Holders under the Notes.

7. The amendments set forth above shall be effective as of the date first above written (the “Amendment Effective Date”) on the date when the Company, each Holder and Agent shall have executed and the Company shall have delivered to the Holders its respective counterpart to this Amendment.

8. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Notes, and all of the other related forms, and the terms and provisions of the Notes and other related forms shall remain in full force and effect.

9. From and after the date first written above, all references to the Notes shall be deemed to be references to the Notes as modified hereby.

10. The Company hereby represents and warrants to the Holders that other than as contemplated by this amendment and waiver (i) no Event of Default (as defined in the Notes) exists on the date hereof, (ii) on the date hereof, all representations, warranties and covenants made by the Company, directly or indirectly in connection with the issuance by the Company to the Holders of the Notes are true, correct and complete and (iii) on the date hereof, all of the Company’s and its Subsidiaries’ covenant requirements have been met.

11. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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IN WITNESS WHEREOF, each of the Company, the Holders and the Agent has caused this Omnibus Amendment to be signed in its name effective as of this      th day of May 2008.

PACIFIC BIOMETRICS, INC.

By:
Name:
Title:

LAURUS MASTER FUND, LTD.

By: Laurus Capital Management, LLC, its

investment manager

By:
Name:
Title:

VALENS OFFSHORE SPV I, LTD.

By: Valens Capital Management, LLC, its

investment manager

By:
Name:
Title:

VALENS U.S. SPV I, LLC.

By: Valens Capital Management, LLC, its investment manager

By:
Name:
Title:

PSOURCE STRUCTURED DEBT LIMITED

By:
Name:
Title:

LV ADMINISTRATIVE SERVICES, INC.

as Agent

By:
Name:
Title: